1 A Technology and Material Science Company B. Riley & Co. 17th Annual Investor Conference May 26, 2016 Presenter: William Lowe – EVP & CFO

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates, and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcomes and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations.

A global company – A historic brand

Electronic Components
KEMET
CHARGED.



Granna & Farjestaden, Sweden
Suomussalmi, Finland
Weymouth, UK
Chicago
Landsberg, Germany
Skopje, Macedonia
Kyustendil, Bulgaria
Carson City, NV
Knoxville
Simpsonville
Evora, Portugal
Pontecchio, Italy
Suzhou, China (2)
Anting-Shanghai, China
Ciudad Victoria, Monterrey (2) & Matamoros (2), Mexico
Batam, Indonesia

Founded in **1919**

19 Manufacturing Plants

8800 Employees

1,145 Components shipped per second

EASY TO BUY FROM

4

5

6 Where do we Play?

7 Where do we Play? 5 year CAAGR Fastest Growth Sectors: 2015-2020 Cloud Infrastructure Consumer Industrial Automotive PC Communication Infrastructure SSD Microserver High Speed Interconnect LED Lighting Wearables Home Automation 2-in-1 PC Industrial Robots Renewables EV ADAS 4G Small Cells 12% 22% 22% 7% 30%+ 14% 12% PV= 8% 12% 18% 20% 20%+Connected Car = 25%

8 Where do we Play? Internet of Things

9 Where do we Play? AUTOMOTIVE

10 Where do we Play: Military Electronics Growth Rate: 3% Systems of interest • Radar  Land  Sea  Air • Communication gear • Unmanned Arial Vehicles (drones) • F35 Multirole fighter jets • Ballistic Missile Defense System • Patriot Missile System

11 Orion space capsuleWhere Do we Play: SPACE

12 Where do we Play: Medical-In Your Body

13 Where do we Play: Industrial Growth Rate = 5% Systems of interest • Renewable Energy  Wind  Solar  Tidal • Connected Home • Industrial Robots • LED Lighting • Down Hole Drilling • Meters  Water  Electric • Motor Drives • Industry 4.0

14 OEM Distribution EMS PRODUCT CHANNEL GEOGRAPHY SEGMENT Balanced Approach

15 Sales Summary – Q4 FY2016

16

17 How Do we Sell? Differentiators

18 NEC TOKIN Acquisition Update

19 NEC TOKIN Inductors, Relays, Piezo, Sensors and EMI solutions

NEC TOKIN Overview

Electronic Components KEMET CHARGED.

- On February 1, 2013 KEMET acquired a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation ("NEC TOKIN")
- NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices
- Manufacturing locations in Japan, China, Vietnam, Philippines and Thailand

- NEC TOKIN Products
  - Capacitors
    - ✓ Tantalum
    - ✓ Supercapacitors
  - Electro-magnetic materials and devices
    - ✓ Inductors, Filters, Flex Suppression Sheets
  - Piezoelectric components
  - Electro-mechanical devices
    - ✓ Signal Relays
    - ✓ Power Relays



20

21 NEC TOKIN Financial Highlights J-GAAP (amounts in 100M JPY) Jun 2015 Sep 2015 Dec 2015 Mar 2016 2016 2015 Balance Sheet Highlights: Cash ¥121.9 ¥118.0 ¥123.7 ¥117.3 ¥117.3 ¥122.1 Total Debt 293.2 289.8 289.2 284.9 284.9 295.2 Income Statement Highlights: Net Sales 138.7 144.0 135.4 135.2 553.2 535.7 Operating Income ¥5.3 ¥6.4 ¥5.8 ¥7.9 ¥25.4 ¥14.8 Non-GAAP Measures: Adjusted EBITDA * ¥19.5 ¥21.0 ¥20.1 ¥22.0 ¥82.6 ¥66.9 * Excludes legal fees and accruals for antitrust issue Quarter Ended Fiscal Year

22 Acquisition update  Since the beginning of the equity investment KEMET has had the intention of acquiring the remaining interest for a 100% stake.  Beginning in March 2014, NT was notified that it was being investigated by numerous government authorities for alleged antitrust violations dating back as early as 2002. The uncertain impact of the investigations and related civil litigation on NT’s financial results has caused a delay in KEMET’s completion of the NT acquisition.  Recent NT settlements with regulators and class-action plaintiffs have provided clarity and removed significant obstacles to the completion of the transaction.  KEMET and NEC remain in discussion concerning the terms of the acquisition. The final structure and mechanics of this transaction will be announced with the completion of a definitive agreement. It may vary from the existing agreement between the parties. Current expectation is for closing by the end of KEMET’s current fiscal year.  The total accrual for both civil and governmental fines is approximately $86 million as of March 31, 2016. An amount of $2.3 million was paid to the U.S. government before March 31.

23 NT Antitrust Investigation Update - Governments • US – NT settlement with DOJ announced September 2 • $13.8 million, payable in 6 installments over 5 years • Decision finalized by court on January 21 • First payment of $2.3 million paid • Taiwan – Fine has been set at $18.58 million • Payments over an 8 year time frame • Japan – Received decision on March 29 - $1.06 million • EU, South Korea, China, Brazil, Singapore – Pending

24 NT U.S. Antitrust Litigation Update - Civil  NT is involved in civil cases filed in California for both direct purchasers and indirect purchasers  A settlement in principle was made with DPP’s and IPP’s on May 2, 2016 for $37.25 million payable over time through May 2019.  Total accrual for both civil and governmental fines is $86.6 million as of March 31, 2016. An amount of $2.3 million was paid to the U.S. government before March 31.

25 KEMET Summary Financial Information

26 Annual FY 2015 and 2016 Comparison U.S. GAAP (in thousands, except EPS) FY2015 FY2016 Net sales 823,192$ 734,823$ Cost of sales 663,683 571,543 Gross margin 159,509 163,280 Gross margin % 19.4% 22.2% SG&A 98,533 101,446 R&D 25,802 24,955 Restructuring 13,017 4,178 Net (gain) loss on sales and disposals of assets (221) 375 Operating income 22,378 32,326 Operating income as a % of net sales 2.7% 4.4% Other (income) / expense, net (6,182) 23,952 Interest (income) / expense, net 40,686 39,591 Income (loss) before income taxes and equity loss from NEC TOKIN (12,126) (31,217) Income tax expense 5,227 6,006 Income (loss) before equity loss from NEC TOKIN (17,353) (37,223) Equity loss from NEC TOKIN (2,169) (16,406) Income (loss) from continuing operations (19,522) (53,629) Income (loss) from discontinued operations, net of tax 5,379 - Net income (loss) (14,143)$ (53,629)$ Earnings per share - basic (0.31)$ (1.17)$ Earnings per share - diluted (0.31)$ (1.17)$ Weighted avg. shares - basic 45,381 46,004 Weighted avg. shares - diluted 45,381 46,004

27 FY15 Q4 & FY16 Q4 Comparison U.S. GAAP (Unaudited) Margin trends continue to improve Quarter Ended ($ in millions) Mar 2015 Mar 2016 Net Sales 193.7$ 183.9$ Cost of sales 157.4 141.9 Gross Margin 36.3 42.0 % Margin 18.7% 22.8% SG&A Expenses 24.9 25.8 Operating Income 0.9 8.6 % Margin 0.5% 4.7% Net Income (Loss) (19.8)$ (15.2)$

28 Annual FY 2015 and 2016 Comparison Non-GAAP * Total debt – cash, restricted cash, and cash equivalents ** Annual interest expense for FY15 and FY16 was $38.9 million and $38.7 million, respectively ($ in millions) 2015 2016 Net Sales 823.2$ 734.8$ Adjusted Gross Margin 166.5 165.9 % Margin 20.2% 22.6% Adjusted SG&A Expenses 90.0 88.4 Adjusted Operating Income 51.0 52.8 % Margin 6.2% 7.2% Adjusted Net Income 7.0$ 8.9$ Adjusted EBITDA 91.7$ 91.1$ % Margin 11.1% 12.4% Supplemental Data: Total Debt $391.4 $390.6 LTM Adjusted EBITDA $91.7 $91.1 Net Leverage * $333.3 $325.6 Quarterly Interest Expense** $38.9 $38.7 Fiscal Year

29 FY15 Q4 & FY16 Q4 Comparison Non-GAAP Quarter Ended ($ in millions) Mar 2015 Mar 2016 Net Sales 193.7$ 183.9$ Adjusted Gross Margin 36.5 42.8 % Margin 18.9% 23.2% Adjusted SG&A Expenses 22.1 23.5 Adjusted Operating Income 7.9 12.9 % Margin 4.1% 7.0% Adjusted Net Income (Loss) (1.6)$ 1.8$ Adjusted EBITDA 18.2$ 23.0$ % Margin 9.4% 12.5%

30 Cost Rationalization Drives Margin Improvement U.S. GAAP 1.2% 1.9% 2.7% 3.0% 3.3% 3.3% 4.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 LTM Operating Income Margins

31 10.6% 11.2% 11.1% 11.5% 11.8% 11.6% 12.4% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 LTM Adjusted EBITDA Margins Cost Rationalization Drives Margin Improvement Non-GAAP

32 Quarterly Financial Summary $215 $201 $194 $188 $186 $177 $184 $- $50 $100 $150 $200 $250 Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Revenue $26 $28 $18 $20 $24 $24 $23 $- $5 $10 $15 $20 $25 $30 Sep 2014 Dec 2014 Mar 2015 Jun 2015 Sep 2015 Dec 2015 Mar 2016 Adjusted EBITDA

33 Annual Financial Summary Revenue and Adjusted EBITDA Margins Adjusted EBITDA Capital Expenditures (Adjusted EBITDA – CapEx) CAPEX As a % of Revenue 3.9% 2.7% 2.8% Note: Amounts shown remove effects of machining business $ In millions $ In millions $ In millions$ In millions $834 $823 $735 8.5% 11.1% 12.4% $0 $200 $400 $600 $800 $1,000 FY 2014 FY 2015 FY 2016 $71 $92 $91 $0 $50 $100 $150 FY 2014 FY 2015 FY 2016 $39 $70 $71 $0 $20 $40 $60 $80 FY 2014 FY 2015 FY 2016 $32 $22 $20 $0 $5 $10 $15 $20 $25 $30 $35 FY 2014 FY 2015 FY 2016

34 Financial Highlights (1) Includes $1.8M of restricted cash for Mar 2015 and Dec 2015 and $0.0M for Mar 2016 (2) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (3) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable. (4) Calculated by annualizing the current quarter's Cost of sales divided by current quarter's accounts payable. (Amounts in millions, except DSO and DPO) Mar 2015 Dec 2015 Mar 2016 Cash and cash equivalents (1) $ 58.1 $ 45.0 $ 65.0 Capital expenditures $ 4.8 $ 4.9 $ 6.3 Short-term debt $ 1.0 $ 5.0 $ 2.0 Long-term debt 388.0 388.0 388.0 Debt premium 2.4 1.9 0.6 Total debt $ 391.4 $ 394.9 $ 390.6 Equity 164.7 124.4 112.5 Net working capital (2) 192.9 200.7 191.1 Days in receivables (DSO) (3) 43 46 46 Days in payables (DPO) (4) 41 42 46

35 Financial Trends Cash and Cash Equivalents (in millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q1 Q2 Q3 Q4 FY2016 FY2017 * FY2017 cash balances reflect the Company’s most recent estimates and exclude any impact of debt repurchases authorized by the Board. Actual operating results may vary. *

36 Follow KEMET Social Media

37 Appendix

38 Adjusted Gross Margin Non-GAAP (Amounts in thousands, except percentages) Mar 2015 Mar 2016 2015 2016 Net Sales $ 193,708 $ 183,926 $ 823,192 $ 734,823 Gross margin $ 36,329 $ 42,013 $ 159,509 $ 163,280 Gross margin as a percentage of net sales 18.8% 22.8% 19.4% 22.2% Adjustments: Plant start-up costs 651 319 4,556 861 Plant shut-down costs - 141 889 372 Stock-based compensation expense 465 278 1,576 1,418 Inventory revaluation (928) - - - Adjusted gross margin $ 36,517 $ 42,751 $ 166,530 $ 165,931 Adjusted gross margin as a percentage of net sales 18.9% 23.2% 20.2% 22.6% Quarter Ended Fiscal Year

39 Adjusted Selling, General, and Administrative Expenses Non-GAAP (Amounts in thousands, except percentages) Mar 2015 Mar 2016 2015 2016 Net Sales $ 193,708 $ 183,926 $ 823,192 $ 734,823 Selling, general, and administrative expenses $ 24,870 $ 25,790 $ 98,533 $ 101,446 Adjustments: ERP integration costs / IT transition costs 1,273 859 3,248 5,677 Stock-based compensation expense 838 685 2,641 3,162 Legal expenses related to antitrust class actions 435 482 844 3,041 NEC TOKIN investment-related expenses 226 265 1,778 900 Pension plan adjustment - - - 312 Adjusted selling, general, and administrative expenses $ 22,098 $ 23,499 $ 90,022 $ 88,354 Adjusted selling, general, and administrative expenses as a percentage of net sales 11.4% 12.8% 10.9% 12.0% Quarter Ended Fiscal Year

40 Adjusted Operating Income Non-GAAP (Amounts in thousands, except percentages) Mar 2015 Mar 2016 2015 2016 Operating income $ 912 $ 8,603 $ 22,378 $ 32,326 Adjustments: ERP integration costs / IT transition costs 1,273 859 3,248 5,677 Stock-based compensation expense 1,328 1,013 4,512 4,774 Restructuring charges 3,437 617 13,017 4,178 Legal expenses related to antitrust class actions 435 482 844 3,041 NEC TOKIN investment-related expenses 226 265 1,778 900 Plant start-up costs 651 319 4,556 861 Plant shut-down costs - 141 889 372 Net (gain) loss on sales and disposals of assets 538 608 (221) 375 ension plan adjustment - - - 312 Inventory revaluation (928) - - - Adjusted operating income $ 7,872 $ 12,907 $ 51,001 $ 52,816 Adjusted operating income as a percentage of net sales 4.1% 7.0% 6.2% 7.2% Quarter Ended Fiscal Year

Adjusted Net Income (Loss)

Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2015	Quarter Ended Mar 2016	Fiscal Year 2015	Fiscal Year 2016
Net income (loss)	$ (19,847)	$ (15,173)	$ (14,143)	$ (53,629)
Adjustments:				
Change in value of NEC TOKIN options	11,100	-	(2,100)	26,300
Equity (gain) loss from NEC TOKIN	2,093	11,648	2,169	16,406
Restructuring charges	3,437	617	13,017	4,178
ERP integration costs / IT transition costs	1,273	859	3,248	5,677
Stock-based compensation expense	1,328	1,013	4,512	4,774
Legal expenses related to antitrust class actions	435	482	844	3,041
Net foreign exchange (gain) loss	(2,168)	122	(4,249)	(3,036)
NEC TOKIN investment-related expenses	226	265	1,778	900
Income tax effect of pension curtailment	-	155	-	875
Plant start-up costs	651	319	4,556	861
Plant shut-down costs	-	141	889	372
Amortization included in interest expense	244	210	1,814	859
Net (gain) loss on sales and disposals of assets	538	608	(221)	375
Pension plan adjustment	-	-	-	312
Income tax effect of Non-GAAP adjustments	20	546	84	652
(Income) loss from discontinued operations	-	-	(5,379)	-
(Gain) loss on early extinguishment of debt	-	-	(1,003)	-
Professional fees related to financing activities	-	-	1,142	-
Inventory revaluation	(928)	-	-	-
Adjusted net income (loss)	$ (1,598)	$ 1,812	$ 6,958	$ 8,917
Adjusted net income (loss) as a percentage of net sales	-0.8%	1.0%	0.8%	1.2%
Adjusted net income (loss) per share - basic	$ (0.04)	$ 0.04	$ 0.15	$ 0.19
Adjusted net income (loss) per share - diluted	$ (0.04)	$ 0.04	$ 0.13	$ 0.17
Weighted avg. shares - basic	45,443	46,160	45,381	46,004
Weighted avg. shares - diluted	45,443	50,056	52,588	51,436

41

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2013	Mar 2014	Jun 2014	Sep 2014	LTM Sep 2014
Net Sales	$ 207,339	$ 215,821	$ 212,881	$ 215,293	$ 851,334
Net income (loss)	(5,820)	(14,447)	(3,540)	6,330	(17,477)
Income tax expense (benefit)	1,033	(2,811)	1,282	2,583	2,087
Interest expense, net	10,342	10,658	10,453	10,284	41,737
Depreciation and amortization	11,762	12,175	10,797	10,177	44,911
EBITDA	17,317	5,575	18,992	29,374	71,258
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(1,716)	(1,777)	(4,100)	(6,600)	(14,193)
Equity (gain) loss from NEC TOKIN	(1,657)	4,127	1,675	(232)	3,913
Restructuring charges	2,194	5,954	1,830	1,687	11,665
ERP integration costs / IT transition costs	994	837	895	409	3,135
Stock-based compensation expense	702	579	994	958	3,233
Net foreign exchange (gain) loss	207	(449)	527	(1,351)	(1,066)
NEC TOKIN investment-related expenses	249	618	580	487	1,934
Plant start-up costs	485	669	1,647	1,114	3,915
Plant shut-down costs	-	2,668	889	-	3,557
Net (gain) loss on sales and disposals of assets	29	(39)	365	(550)	(195)
(Income) loss from discontinued operations	1,076	(103)	(6,943)	1,400	(4,570)
Inventory revaluation	-	-	2,676	(821)	1,855
Write down of long-lived assets	3,358	1,118	-	-	4,476
Infrastructure tax	-	1,079	-	-	1,079
Adjusted EBITDA	$ 23,238	$ 20,856	$ 20,027	$ 25,875	$ 89,996
Adjusted EBITDA Margin	11.2%	9.7%	9.4%	12.0%	10.6%

42

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2014	Jun 2014	Sep 2014	Dec 2014	LTM Dec 2014
Net Sales	$ 215,821	$ 212,881	$ 215,293	$ 201,310	$ 845,305
Net income (loss)	(14,447)	(3,540)	6,330	2,914	(8,743)
Income tax expense (benefit)	(2,811)	1,282	2,583	1,359	2,413
Interest expense, net	10,658	10,453	10,284	9,933	41,328
Depreciation and amortization	12,175	10,797	10,177	9,720	42,869
EBITDA	5,575	18,992	29,374	23,926	77,867
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(1,777)	(4,100)	(6,600)	(2,500)	(14,977)
Equity (gain) loss from NEC TOKIN	4,127	1,675	(232)	(1,367)	4,203
Restructuring charges	5,954	1,830	1,687	6,063	15,534
ERP integration costs / IT transition costs	837	895	409	671	2,812
Stock-based compensation expense	579	994	958	1,232	3,763
Legal expenses related to antitrust class actions	-	-	-	409	409
Net foreign exchange (gain) loss	(449)	527	(1,351)	(1,257)	(2,530)
NEC TOKIN investment-related expenses	618	580	487	485	2,170
Plant start-up costs	669	1,647	1,114	1,144	4,574
Plant shut-down costs	2,668	889	-	-	3,557
Net (gain) loss on sales and disposals of assets	(39)	365	(550)	(574)	(798)
(Income) loss from discontinued operations	(103)	(6,943)	1,400	164	(5,482)
(Gain) loss on early extinguishment of debt	-	-	-	(1,003)	(1,003)
Professional fees related to financing activities	-	-	-	1,142	1,142
Inventory revaluation	-	2,676	(821)	(927)	928
Write down of long-lived assets	1,118	-	-	-	1,118
Infrastructure tax	1,079	-	-	-	1,079
Adjusted EBITDA	$ 20,856	$ 20,027	$ 25,875	$ 27,608	$ 94,366
Adjusted EBITDA Margin	9.7%	9.4%	12.0%	13.7%	11.2%

43

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Sep 2014	Dec 2014	Mar 2015	Jun 2015	LTM Jun 2015
Net Sales	$ 215,293	$ 201,310	$ 193,708	$ 187,590	$ 797,901
Net income (loss)	6,330	2,914	(19,847)	(37,050)	(47,653)
Income tax expense (benefit)	2,583	1,359	3	(248)	3,697
Interest expense, net	10,284	9,933	10,016	10,010	40,243
Depreciation and amortization	10,177	9,720	10,074	9,917	39,888
EBITDA	29,374	23,926	246	(17,371)	36,175
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(6,600)	(2,500)	11,100	29,200	31,200
Equity (gain) loss from NEC TOKIN	(232)	(1,367)	2,093	(1,585)	(1,091)
Restructuring charges	1,687	6,063	3,437	1,824	13,011
ERP integration costs / IT transition costs	409	671	1,273	4,369	6,722
Stock-based compensation expense	958	1,232	1,328	1,279	4,797
Legal expenses related to antitrust class actions	-	409	435	718	1,562
Net foreign exchange (gain) loss	(1,351)	(1,257)	(2,168)	1,049	(3,727)
NEC TOKIN investment-related expenses	487	485	226	224	1,422
Plant start-up costs	1,114	1,144	651	195	3,104
Net (gain) loss on sales and disposals of assets	(550)	(574)	538	(58)	(644)
Pension plan adjustment	-	-	-	312	312
(Income) loss from discontinued operations	1,400	164	-	-	1,564
(Gain) loss on early extinguishment of debt	-	(1,003)	-	-	(1,003)
Professional fees related to financing activities	-	1,142	-	-	1,142
Inventory revaluation	(821)	(927)	(928)	-	(2,676)
Adjusted EBITDA	$ 25,875	$ 27,608	$ 18,231	$ 20,156	$ 91,870
Adjusted EBITDA Margin	12.0%	13.7%	9.4%	10.7%	11.5%

44

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Dec 2014	Mar 2015	Jun 2015	Sep 2015	LTM Sep 2015
Net Sales	$ 201,310	$ 193,708	$ 187,590	$ 186,123	$ 768,731
Net income (loss)	2,914	(19,847)	(37,050)	7,194	(46,789)
Income tax expense (benefit)	1,359	3	(248)	1,438	2,552
Interest expense, net	9,933	10,016	10,010	9,808	39,767
Depreciation and amortization	9,720	10,074	9,917	9,265	38,976
EBITDA	23,926	246	(17,371)	27,705	34,506
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	(2,500)	11,100	29,200	(2,200)	35,600
Equity (gain) loss from NEC TOKIN	(1,367)	2,093	(1,585)	(162)	(1,021)
Restructuring charges	6,063	3,437	1,824	23	11,347
ERP integration costs / IT transition costs	671	1,273	4,369	282	6,595
Stock-based compensation expense	1,232	1,328	1,279	1,328	5,167
Legal expenses related to antitrust class actions	409	435	718	541	2,103
Net foreign exchange (gain) loss	(1,257)	(2,168)	1,049	(3,171)	(5,547)
NEC TOKIN investment-related expenses	485	226	224	186	1,121
Plant start-up costs	1,144	651	195	187	2,177
Net (gain) loss on sales and disposals of assets	(574)	538	(58)	(304)	(398)
Pension plan adjustment	-	-	312	-	312
(Income) loss from discontinued operations	164	-	-	-	164
(Gain) loss on early extinguishment of debt	(1,003)	-	-	-	(1,003)
Professional fees related to financing activities	1,142	-	-	-	1,142
Inventory revaluation	(927)	(928)	-	-	(1,855)
Adjusted EBITDA	$ 27,608	$ 18,231	$ 20,156	$ 24,415	$ 90,410
Adjusted EBITDA Margin	13.7%	9.4%	10.7%	13.1%	11.8%

45

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2015	Jun 2015	Sep 2015	Dec 2015	LTM Dec 2015
Net Sales	$ 193,708	$ 187,590	$ 186,123	$ 177,184	$ 744,605
Net income (loss)	(19,847)	(37,050)	7,194	(8,600)	(58,303)
Income tax expense (benefit)	3	(248)	1,438	2,760	3,953
Interest expense, net	10,016	10,010	9,808	9,848	39,682
Depreciation and amortization	10,074	9,917	9,265	9,674	38,930
EBITDA	246	(17,371)	27,705	13,682	24,262
Excluding the following items (Non-GAAP):					
Change in value of NEC TOKIN options	11,100	29,200	(2,200)	(700)	37,400
Equity (gain) loss from NEC TOKIN	2,093	(1,585)	(162)	6,505	6,851
Restructuring charges	3,437	1,824	23	1,714	6,998
ERP integration costs / IT transition costs	1,273	4,369	282	167	6,091
Stock-based compensation expense	1,328	1,279	1,328	1,154	5,089
Legal expenses related to antitrust class actions	435	718	541	1,300	2,994
Net foreign exchange (gain) loss	(2,168)	1,049	(3,171)	(1,036)	(5,326)
NEC TOKIN investment-related expenses	226	224	186	225	861
Plant start-up costs	651	195	187	160	1,193
Plant shut-down costs	-	-	-	231	231
Net (gain) loss on sales and disposals of assets	538	(58)	(304)	129	305
Pension plan adjustment	-	312	-	-	312
Inventory revaluation	(928)	-	-	-	(928)
Adjusted EBITDA	$ 18,231	$ 20,156	$ 24,415	$ 23,531	$ 86,333
Adjusted EBITDA Margin	9.4%	10.7%	13.1%	13.3%	11.6%

46

Adjusted EBITDA Reconciliation
Non-GAAP

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarter Ended Mar 2016	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2016
Net Sales	$ 183,926	$ 833,666	$ 823,192	$ 734,823
Net income (loss)	(15,173)	(68,503)	(14,143)	(53,629)
Income tax expense (benefit)	2,056	1,482	5,227	6,006
Interest expense, net	9,925	40,767	40,686	39,591
Depreciation and amortization	10,160	49,527	40,768	39,016
EBITDA	6,968	23,273	72,538	30,984
Excluding the following items (Non-GAAP):				
Change in value of NEC TOKIN options	-	(3,111)	(2,100)	26,300
Equity (gain) loss from NEC TOKIN	11,648	7,090	2,169	16,406
Restructuring charges	617	14,122	13,017	4,178
ERP integration costs / IT transition costs	859	3,880	3,248	5,677
Stock-based compensation expense	1,013	2,909	4,512	4,774
Legal expenses related to antitrust class actions	482	-	844	3,041
Net foreign exchange (gain) loss	122	(304)	(4,249)	(3,036)
NEC TOKIN investment-related expenses	265	2,299	1,778	900
Plant start-up costs	319	3,336	4,556	861
Plant shut-down costs	141	2,668	889	372
Net (gain) loss on sales and disposals of assets	608	32	(221)	375
Pension plan adjustment	-	-	-	312
(Income) loss from discontinued operations	-	3,634	(5,379)	-
(Gain) loss on early extinguishment of debt	-	-	(1,003)	-
Professional fees related to financing activities	-	-	1,142	-
Write down of long-lived assets	-	4,476	-	-
Inventory write-downs	-	3,886	-	-
Long-term receivable write down	-	1,444	-	-
Infrastructure tax	-	1,079	-	-
Adjusted EBITDA	$ 23,042	$ 70,713	$ 91,741	$ 91,144
Adjusted EBITDA Margin	12.5%	8.5%	11.1%	12.4%

47

48 Adjusted EBITDA Reconciliation – NEC TOKIN Non-GAAP (amounts in 100M JPY) Jun 2015 Sep 2015 Dec 2015 Mar 2016 2016 2015 Operating Income (J-GAAP) ¥5.3 ¥6.4 ¥5.8 ¥7.9 ¥25.4 ¥14.8 Depreciation 14.2 14.6 14.3 14.1 57.2 52.1 Adjusted EBITDA ¥19.5 ¥21.0 ¥20.1 ¥22.0 ¥82.6 ¥66.9 Quarter Ended Fiscal Year

49 Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted operating income Adjusted operating income represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP.

50 Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

51 Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.